UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

Surgery Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
340 Seven Springs Way, Suite 600
Brentwood, Tennessee 37027
(Address of Principal Executive Offices) (Zip Code)
(615) 234-5900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SGRY	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As further discussed below in Item 5.07, on June 6, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Surgery Partners, Inc. (the “Company”), the stockholders of the Company approved the Company’s 2025 Omnibus Incentive Plan (the “2025 Plan”). The material features of the 2025 Plan are described in Proposal No. 3 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2025 (the “Proxy Statement”), which description is incorporated herein by reference. The description of the 2025 Plan incorporated herein by reference is qualified in its entirety by the text of the 2025 Plan, a copy of which is filed as Exhibit 10 to this report and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
On June 6, 2025, the Company held its Annual Meeting. As of the close of business on April 8, 2025, the record date for the Annual Meeting (the “Record Date”), 128,192,739 shares of the Company’s common stock were outstanding and entitled to vote.
The matters voted on at the Annual Meeting and the final results of such voting were as follows:
Proposal 1: Election of Class I directors. The stockholders elected each of the director nominees to serve as a Class I director until the Company’s 2028 annual meeting of stockholders and until each such successor has been elected and qualified. Each of the nominees was a current Class I director of the Company who was re-elected. The results of the vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
John A. Deane	106,384,986	9,461,903	6,255,937
Teresa DeLuca, M.D.	102,050,559	13,796,330	6,255,937
Wayne S. DeVeydt	105,187,839	10,659,050	6,255,937
Proposal 2: Advisory vote on executive compensation. The stockholders approved on a non-binding, advisory basis the compensation paid by the Company to its named executive officers, as disclosed in the Proxy Statement. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,577,058	19,241,638	28,193	6,255,937
Proposal 3: Approval of 2025 Omnibus Incentive Plan. The stockholders approved the 2025 Plan. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,740,477	13,957,369	149,043	6,255,937
Proposal 4: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2025. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
122,065,302	30,124	7,400
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

10	Surgery Partners, Inc. 2025 Omnibus Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed April 24, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGERY PARTNERS, INC.

Date:	June 6, 2025	By:	/s/ Jennifer B. Baldock
Jennifer B. Baldock
Executive Vice President, Chief Administrative and Development Officer